EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet

------------------------------------------------------------------------------
BEAR                            FASTrader                      06/28/2005 13:52
STEARNS                      CWALT-0532T B (A-10)                     dschaible
                                                                   Page 1 of 1
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                             CWALT-0532T B (A-10)
------------------------------------------------------------------------------
Dated Date:            6/1/05                         Pricing
Trade Date:            1/1/01                  WAC:       .00
Settle Date:           6/30/05                 WAM:       .00
Date of 1st CF:        7/25/05                 Type:
Pmts Per Year:                                      Collateral
Manager:                                   Cumulative Prepayment
Face:                  360,000,000.00
Speed Assumpt.:
           Monthly Prepayment
         Date       PSA      CPR
------------------------------------------------------------------------------
                              Deal Comments
------------------------------------------------------------------------------
                             Tranche Details
      Des:                B                 P-Des:         B
      Cusip:              12667GD75         Description:   SENIOR
      Orig. Bal:          5,000,000.00      Current Bal:   5,000,000.00
      Factor:             1.00              As of:         1/1/01
      Coupon:             5.50              Cpn Mult.:
      Cap:                                  Floor.:
      Last Reset:         1/1/01            Next Reset:    1/1/01
      Delay Days:         24                Stated Mat:
      Current Pac:                          Original Pac:
      S&P:                                  Fitch:
      Moody:                                Duff:
------------------------------------------------------------------------------
                             Coupon Formulas
                                 Formula
------------------------------------------------------------------------------
USD Swap   1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
------------------------------------------------------------------------------
           3.33   3.49   3.66   3.83   3.99   4.05   4.11   4.16   4.20   4.25
------------------------------------------------------------------------------
USD Swap   8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
------------------------------------------------------------------------------
           4.29   4.34   4.38   4.42   4.45   4.48   4.51   4.54   4.63   4.68
------------------------------------------------------------------------------

Settlement Date: 6/30/2005    Valuation Date: 6/28/2005   Yield Curve: USD Swap
------------------------------------------------------------------------------
                                   Results
------------------------------------------------------------------------------
           Prepay           0% CPR  CWALT-0532T/V50 ACPR  CWALT-0532T/V100 ACPR  CWALT-0532T/V150 ACPR    CWALT-0532T/V200 ACPR
--------------------------------------------------------------------------------------------------------------------------------
Price      96:24   Yield      5.77                  5.79                   5.88                   6.16                     6.38
--------------------------------------------------------------------------------------------------------------------------------
Price      96:28   Yield      5.76                  5.78                   5.86                   6.14                     6.34
--------------------------------------------------------------------------------------------------------------------------------
Price      97: 0   Yield      5.75                  5.77                   5.85                   6.11                     6.31
--------------------------------------------------------------------------------------------------------------------------------
Price      97: 4   Yield      5.74                  5.76                   5.84                   6.08                     6.27
--------------------------------------------------------------------------------------------------------------------------------
Price      97: 8   Yield      5.73                  5.75                   5.82                   6.06                     6.23
--------------------------------------------------------------------------------------------------------------------------------
Price      97:12   Yield      5.72                  5.74                   5.81                   6.03                     6.20
--------------------------------------------------------------------------------------------------------------------------------
Price      97:16   Yield      5.72                  5.73                   5.79                   6.00                     6.16
--------------------------------------------------------------------------------------------------------------------------------


                -------------------------------------------------
                Vector Name                  Vector Description
                -------------------------------------------------
                CWALT-0532T/V150             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V100             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V50              **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V200             **SEE ATTACHED**
                -------------------------------------------------


              -------------------------------------------------------------
              Security                  % of Orig. Bal      Face Value
              -------------------------------------------------------------
              CWALT-0532T B (A-10)      100.00              5,000,000.00
              -------------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***

 *** Please see attached document for detailed scenario assumptions used. ***












F.A.S.T.[Logo Omitted]       This information should be considered only after
----------------------       reading Bear Stearns' Statement Regarding
FINANCIAL ANALYTICS &        Methodology, Criteria, Assumptions, and
STRUCTURED TRANSACTIONS      Limitations of BondStudio ("the Statement"), which
                             should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------
BEAR                            FASTrader                      06/28/2005 14:37
STEARNS                      CWALT-0532T S1 (A-4)                     dschaible
                                                                   Page 1 of 1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                             CWALT-0532T S1 (A-4)
------------------------------------------------------------------------------
Dated Date:            6/1/05                         Pricing
Trade Date:            1/1/01                  WAC:       .00
Settle Date:           6/30/05                 WAM:       .00
Date of 1st CF:        7/25/05                 Type:
Pmts Per Year:                                      Collateral
Manager:                                   Cumulative Prepayment
Face:                  360,000,000.00
Speed Assumpt.:
           Monthly Prepayment
         Date       PSA      CPR
------------------------------------------------------------------------------
                              Deal Comments
------------------------------------------------------------------------------
                             Tranche Details

      Des:                S1                P-Des:         S1
      Cusip:              12667GC92         Description:   Inverse
      Orig. Bal:          12,789,838.00     Current Bal:   12,789,838.00
      Factor:             1.00              As of:         1/1/01
      Coupon:             12.87             Cpn Mult.:
      Cap:                                  Floor.:
      Last Reset:         1/1/01            Next Reset:    7/23/05
      Delay Days:         0                 Stated Mat:
      Current Pac:                          Original Pac:
      S&P:                                  Fitch:
      Moody:                                Duff:
------------------------------------------------------------------------------
                             Coupon Formulas
          Formula
------------------------------------------------------------------------------
          -5.5 x 1M_LIB + 30.25 Cap 30.25 @ 5.5 Floor 0.0 @ 0.0
------------------------------------------------------------------------------
USD Swap   1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
------------------------------------------------------------------------------
           3.33   3.49   3.66   3.83   3.99   4.05   4.11   4.16   4.20   4.25
------------------------------------------------------------------------------
USD Swap   8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
------------------------------------------------------------------------------
           4.29   4.34   4.37   4.41   4.45   4.48   4.51   4.54   4.63   4.67
------------------------------------------------------------------------------
------------------------------------------------------------------------------


Settlement Date: 6/30/2005    Valuation Date: 6/28/2005   Yield Curve: USD Swap
------------------------------------------------------------------------------
                                   Results
------------------------------------------------------------------------------
           1M_LIB       3.16000     3.16000                3.16000                3.16000                3.16000
           Prepay          0% CPR   CWALT-0532T/V50 ACPR   CWALT-0532T/V100 ACPR  CWALT-0532T/V150 ACPR  CWALT-0532T/V200 ACPR
--------------------------------------------------------------------------------------------------------------------------------
Price   95:26   Yield       13.83                  13.99                   14.99                  16.86                  18.28
--------------------------------------------------------------------------------------------------------------------------------
Price   95:30   Yield       13.81                  13.96                   14.94                  16.75                  18.12
--------------------------------------------------------------------------------------------------------------------------------
Price   96: 2   Yield       13.79                  13.94                   14.88                  16.64                  17.96
--------------------------------------------------------------------------------------------------------------------------------
Price   96: 6   Yield       13.77                  13.91                   14.83                  16.52                  17.81
--------------------------------------------------------------------------------------------------------------------------------
Price   96:10   Yield       13.76                  13.89                   14.77                  16.41                  17.65
--------------------------------------------------------------------------------------------------------------------------------
Price   96:14   Yield       13.74                  13.87                   14.72                  16.30                  17.50
--------------------------------------------------------------------------------------------------------------------------------
Price   96:18   Yield       13.72                  13.84                   14.66                  16.19                  17.34
--------------------------------------------------------------------------------------------------------------------------------


                -------------------------------------------------
                Vector Name                  Vector Description
                -------------------------------------------------
                CWALT-0532T/V150             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V100             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V50              **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V200             **SEE ATTACHED**
                -------------------------------------------------


              -------------------------------------------------------------
              Security                  % of Orig. Bal      Face Value
              -------------------------------------------------------------
              CWALT-0532T S1 (A-4)      100.00              12,789,838.00
              -------------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***

 *** Please see attached document for detailed scenario assumptions used. ***




F.A.S.T.[Logo Omitted]       This information should be considered only after
----------------------       reading Bear Stearns' Statement Regarding
FINANCIAL ANALYTICS &        Methodology, Criteria, Assumptions, and
STRUCTURED TRANSACTIONS      Limitations of BondStudio ("the Statement"), which
                             should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------
BEAR                            FASTrader                     06/28/2005 14:38
STEARNS                      CWALT-0532T F1 (A-3)                     dschaible
                                                                   Page 1 of 1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                             CWALT-0532T F1 (A-3)
------------------------------------------------------------------------------
Dated Date:            6/1/05                         Pricing
Trade Date:            1/1/01                  WAC:       .00
Settle Date:           6/30/05                 WAM:       .00
Date of 1st CF:        7/25/05                 Type:
Pmts Per Year:                                      Collateral
Manager:                                   Cumulative Prepayment
Face:                  360,000,000.00
Speed Assumpt.:
           Monthly Prepayment
         Date       PSA      CPR
------------------------------------------------------------------------------
                              Deal Comments
------------------------------------------------------------------------------
                             Tranche Details

      Des:                F1                P-Des:         F1
      Cusip:              12667GC84         Description:   Floater
      Orig. Bal:          70,344,112.00     Current Bal:   70,344,112.00
      Factor:             1.00              As of:         1/1/01
      Coupon:             4.16              Cpn Mult.:
      Cap:                                  Floor.:
      Last Reset:         1/1/01            Next Reset:    7/23/05
      Delay Days:         0                 Stated Mat:
      Current Pac:                          Original Pac:
      S&P:                                  Fitch:
      Moody:                                Duff:
------------------------------------------------------------------------------
                             Coupon Formulas
          Formula
------------------------------------------------------------------------------
             1.0 x 1M_LIB + 1.0 Cap  6.5 @ 5.5   Floor 1.0 @ 0.0
------------------------------------------------------------------------------
USD Swap   1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
------------------------------------------------------------------------------
           3.33   3.49   3.66   3.83   3.99   4.05   4.11   4.16   4.20   4.25
------------------------------------------------------------------------------
USD Swap   8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
------------------------------------------------------------------------------
           4.29   4.33   4.37   4.41   4.45   4.48   4.51   4.54   4.63   4.67
------------------------------------------------------------------------------
------------------------------------------------------------------------------


Settlement Date: 6/30/2005    Valuation Date: 6/28/2005   Yield Curve: USD Swap
------------------------------------------------------------------------------
                                   Results
------------------------------------------------------------------------------
           1M_LIB       3.16000     3.16000                3.16000                3.16000                3.16000
           Prepay          0% CPR   CWALT-0532T/V50 ACPR   CWALT-0532T/V100 ACPR  CWALT-0532T/V150 ACPR  CWALT-0532T/V200 ACPR
--------------------------------------------------------------------------------------------------------------------------------
Price   99:20   Yield       4.22                   4.23                    4.31                   4.48                   4.60
--------------------------------------------------------------------------------------------------------------------------------
Price   99:24   Yield       4.21                   4.22                    4.27                   4.38                   4.46
--------------------------------------------------------------------------------------------------------------------------------
Price   99:28   Yield       4.20                   4.21                    4.23                   4.29                   4.33
--------------------------------------------------------------------------------------------------------------------------------
Price   100: 0  Yield       4.20                   4.20                    4.20                   4.20                   4.20
--------------------------------------------------------------------------------------------------------------------------------
Price   100: 4  Yield       4.19                   4.18                    4.16                   4.10                   4.06
--------------------------------------------------------------------------------------------------------------------------------
Price   100: 8  Yield       4.18                   4.17                    4.12                   4.01                   3.93
--------------------------------------------------------------------------------------------------------------------------------
Price   100:12  Yield       4.17                   4.16                    4.08                   3.92                   3.80
--------------------------------------------------------------------------------------------------------------------------------


                -------------------------------------------------
                Vector Name                  Vector Description
                -------------------------------------------------
                CWALT-0532T/V150             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V100             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V50              **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V200             **SEE ATTACHED**
                -------------------------------------------------


              -------------------------------------------------------------
              Security                  % of Orig. Bal      Face Value
              -------------------------------------------------------------
              CWALT-0532T F1 (A-3)      100.00              70,344,112.00
              -------------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***

 *** Please see attached document for detailed scenario assumptions used. ***




F.A.S.T.[Logo Omitted]       This information should be considered only after
----------------------       reading Bear Stearns' Statement Regarding
FINANCIAL ANALYTICS &        Methodology, Criteria, Assumptions, and
STRUCTURED TRANSACTIONS      Limitations of BondStudio ("the Statement"), which
                             should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

------------------------------------------------------------------------------
BEAR                            FASTrader                     06/28/2005 14:39
STEARNS                      CWALT-0532T LL (A-5)                     dschaible
                                                                   Page 1 of 1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                             CWALT-0532T LL (A-5)
------------------------------------------------------------------------------
Dated Date:            6/1/05                         Pricing
Trade Date:            1/1/01                  WAC:       .00
Settle Date:           6/30/05                 WAM:       .00
Date of 1st CF:        7/25/05                 Type:
Pmts Per Year:                                      Collateral
Manager:                                   Cumulative Prepayment
Face:                  360,000,000.00
Speed Assumpt.:
           Monthly Prepayment
         Date       PSA      CPR
------------------------------------------------------------------------------
                              Deal Comments
------------------------------------------------------------------------------
                             Tranche Details

      Des:                LL                P-Des:         LL
      Cusip:              12667GD26         Description:   SENIOR/NAS/AAA
      Orig. Bal:          29,079,050.00     Current Bal:   29,079,050.00
      Factor:             1.00              As of:         1/1/01
      Coupon:             5.00              Cpn Mult.:
      Cap:                                  Floor.:
      Last Reset:         1/1/01            Next Reset:    1/1/01
      Delay Days:         24                Stated Mat:
      Current Pac:                          Original Pac:
      S&P:                                  Fitch:
      Moody:                                Duff:
------------------------------------------------------------------------------
                             Coupon Formulas
                                 Formula
------------------------------------------------------------------------------
------------------------------------------------------------------------------
USD Swap   1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
------------------------------------------------------------------------------
           3.33   3.49   3.66   3.83   3.99   4.05   4.11   4.16   4.20   4.25
------------------------------------------------------------------------------
USD Swap   8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
------------------------------------------------------------------------------
           4.29   4.33   4.37   4.41   4.45   4.48   4.51   4.54   4.63   4.67
------------------------------------------------------------------------------
------------------------------------------------------------------------------


Settlement Date: 6/30/2005    Valuation Date: 6/28/2005   Yield Curve: USD Swap
------------------------------------------------------------------------------
                                   Results
------------------------------------------------------------------------------
           Prepay          0% CPR   CWALT-0532T/V50 ACPR   CWALT-0532T/V100 ACPR  CWALT-0532T/V150 ACPR  CWALT-0532T/V200 ACPR
--------------------------------------------------------------------------------------------------------------------------------
Price   101:13+  Yield       5.39                   5.31                    5.29                   5.17                   5.04
--------------------------------------------------------------------------------------------------------------------------------
Price   101:17+  Yield       5.38                   5.29                    5.27                   5.14                   5.00
--------------------------------------------------------------------------------------------------------------------------------
Price   101:21+  Yield       5.36                   5.28                    5.25                   5.12                   4.97
--------------------------------------------------------------------------------------------------------------------------------
Price   101:25+  Yield       5.35                   5.26                    5.23                   5.09                   4.93
--------------------------------------------------------------------------------------------------------------------------------
Price   101:29+  Yield       5.34                   5.24                    5.21                   5.06                   4.89
--------------------------------------------------------------------------------------------------------------------------------
Price   102: 1+  Yield       5.33                   5.22                    5.19                   5.03                   4.86
--------------------------------------------------------------------------------------------------------------------------------
Price   102: 5+  Yield       5.32                   5.21                    5.17                   5.01                   4.82
--------------------------------------------------------------------------------------------------------------------------------



                -------------------------------------------------
                Vector Name                  Vector Description
                -------------------------------------------------
                CWALT-0532T/V150             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V100             **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V50              **SEE ATTACHED**
                -------------------------------------------------
                CWALT-0532T/V200             **SEE ATTACHED**
                -------------------------------------------------


              -------------------------------------------------------------
              Security                  % of Orig. Bal      Face Value
              -------------------------------------------------------------
              CWALT-0532T LL (A-5)      100.00              29,079,050.00
              -------------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***

 *** Please see attached document for detailed scenario assumptions used. ***




F.A.S.T.[Logo Omitted]       This information should be considered only after
----------------------       reading Bear Stearns' Statement Regarding
FINANCIAL ANALYTICS &        Methodology, Criteria, Assumptions, and
STRUCTURED TRANSACTIONS      Limitations of BondStudio ("the Statement"), which
                             should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                Disclaimer.txt
    ***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
   ***********************************************************************




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